Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2025
Material Accounting Policies
Basis of Presentation

(a)   Basis of Presentation

The consolidated financial statements of the Group as of December 31, 2025 and 2024, and for the years ended December 31, 2025, 2024 and 2023, are presented in accordance with International Financial Reporting Standards (“IFRS Accounting Standards”), as issued by the International Accounting Standards Board (“IASB”).

The consolidated financial statements have been prepared on a historical cost basis, except for the measurement at fair value of derivative financial instruments, certain financial assets, investments in equity financial instruments, plan assets of post-employment benefits and share-based payments, as described in the notes to the financial statements below.

The preparation of consolidated financial statements in conformity with IFRS Accounting Standards requires the use of certain accounting estimates. It also requires management to exercise its judgment in the process of applying the Group’s accounting policies. Changes in assumptions may have a significant impact on the consolidated financial statements in the period the assumptions changed. Management believes that the underlying assumptions are appropriate. The areas involving a higher degree of judgment or complexity, or areas where estimates and assumptions are material to the Group’s financial statements, are disclosed in Note 5 to these consolidated financial statements.

In the fourth quarter of 2025, the Company’s management identified changes in operations that led to adjustments in its segment information, now identifying a single reportable segment, Telecom, with three categories of revenues: Residential, Satellite and Enterprise. Beginning in the fourth quarter of 2025, the Group presents the operating results of its Cable and Sky businesses as a single reportable segment. This change in segment reporting is a result of organizational changes that integrated the operations of the Group’s Cable and Sky businesses into one single business, and that the chief operating decision maker now analyzes the results of the Group’s operation, makes decisions and assigns resources to it as a single business. The changes identified included (i) the designation of a chief executive officer and a chief financial officer of the Group’s Cable and Sky businesses as a single business; and (ii) a restructuring and integration process of the Cable and Sky businesses that was substantially concluded in the fourth quarter of 2025, which resulted in a consolidated operating cost structure between these two businesses, following the implementation of cost efficiencies and synergies across several areas including commercial, sales commissions, programming, information technology, technology, finance, and marketing, among others. Through September 30, 2025, the operating results of the Group’s Cable and Sky businesses were presented as separate reportable segments. As a result of this change in the Group’s segment reporting, the operations previously reported under the Group’s former Cable and Sky segments are now classified into a single reportable segment for any comparative periods presented (see Notes 2 (d) and 26).

The consolidated statements of income or loss of the Group for the years ended December 31, 2024 and 2023 have been prepared to present the discontinued operations following the spin-off of most of the businesses of the Group’s former Other Businesses segment effective on January 31, 2024. Accordingly, the consolidated statement of income or loss of the Group for the year ended December 31, 2023 has been re-presented from that originally reported by the Company, to present in that year the results from discontinued operations of the businesses that were spun off by the Group on January 31, 2024 (see Notes 3 and 28).

The consolidated financial statements were authorized by the Group’s Corporate Vice President of Finance for issuance on March 27, 2026, and for issuance in the Company’s annual report on Form 20-F on April 30, 2026, and subsequent events have been considered through that date (see Note 29).

Consolidation

(b)   Consolidation

The financial statements of the Group are prepared on a consolidated basis and include the assets, liabilities, and results of operations of all companies in which the Company has a controlling interest (subsidiaries). All intercompany balances and transactions have been eliminated from the Group’s consolidated financial statements.

Subsidiaries

Subsidiaries are all entities over which the Company has control. The Company controls an entity when it is exposed, or has rights, to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. The existence and effects of potential voting rights that are currently exercisable or convertible are considered when assessing whether or not the Company controls another entity. The subsidiaries are consolidated from the date on which control is obtained by the Company and cease to be consolidated from the date on which said control is lost.

The Group applies the acquisition method to account for business combinations. The consideration transferred for the acquisition of a subsidiary is the fair value of the assets transferred, the liabilities incurred to the former owners of the acquiree, and the equity interests issued by the Group. The consideration transferred includes the fair value of any asset or liability resulting from a contingent consideration arrangement. Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are measured initially at their fair values at the acquisition date. The Group recognizes any non-controlling interest in the acquiree on an acquisition-by-acquisition basis at the non-controlling interest’s proportionate share of the recognized amounts of acquiree’s identifiable net assets.

Acquisition-related costs are expensed as incurred.

Goodwill is initially measured as the excess of the aggregate of the consideration transferred and the fair value of non-controlling interest over the net identifiable assets acquired and liabilities assumed. If this consideration is lower than the fair value of the net assets of the subsidiary acquired, the difference is recognized in income or loss.

Changes in Ownership Interests in Subsidiaries without Change of Control

Transactions with non-controlling interests that do not result in loss of control are accounted for as equity transactions—that is, as transactions with the owners in their capacity as owners. The difference between fair value of any consideration paid and the interest acquired of the carrying amount of net assets of the subsidiary is recorded in equity. Gains or losses on disposals of non-controlling interests are also recorded in equity.

Loss of Control of a Subsidiary

When the Company ceases to have control of a subsidiary, any retained interest in the entity is remeasured to its fair value at the date when control is lost, with the change in carrying amount recognized in income or loss. The fair value is the initial carrying amount for the purposes of subsequently accounting for the retained interest as an associate, joint venture or financial asset. In addition, any amounts previously recognized in other comprehensive income in respect of that entity are accounted for as if the Group had directly disposed of the related assets or liabilities. This means that amounts previously recognized in other comprehensive income are reclassified to income or loss except for certain equity financial instruments designated irrevocably with changes in other comprehensive income or loss.

Discontinued Operations

A discontinued operation is a component of the Group that either has been disposed of or is classified as held for sale, for which its operations and cash flows can be clearly distinguished, operationally and for financial reporting purposes, from the rest of the Group and represents a separate major line of business or operations.

Classification as a discontinued operation occurs at the earlier of disposal or when the operation meets the criteria to be classified as held for sale.

When an operation is classified as a discontinued operation, the comparative consolidated statements of income are re-presented as if the operation had been discontinued from the start of the comparative period.

Subsidiaries of the Company

At December 31, 2025 and 2024, the main direct and indirect subsidiaries of the Company were as follows:

	Company’s
	Ownership
	Interest (1)
Subsidiaries	2025	2024
Telecom (2):
Corporativo Vasco de Quiroga, S.A. de C.V. (“CVQ”) and subsidiaries (3)	100%	100%
Empresas Cablevisión, S.A.B. de C.V. and subsidiaries (collectively, “Empresas Cablevisión”) (3)	51.5%	51.5%
Cablestar, S.A. de C.V. and subsidiaries (collectively, “Bestel”) (3)	66.4%	66.4%
Cablemás and subsidiaries (collectively, “Cablemás”) (3)	100%	100%
Televisión Internacional, S.A. de C.V. and subsidiaries (collectively, “TVI”) (3)	100%	100%
Sky DTH, S.A. de C.V. (“Sky DTH”) (3) (4)	100%	100%
Innova Holdings, S. de R.L. de C.V. (“Innova Holdings”) (3) (4)	100%	100%
Innova, S. de R.L. de C.V. (“Innova”) and subsidiaries (collectively, “Sky”) (3) (4)	100%	100%
Corporate Entities:
Grupo Telesistema, S.A. de C.V. (“Grupo Telesistema”) and subsidiaries (5)	100%	100%
Multimedia Telecom, S.A. de C.V. (“Multimedia Telecom”) (5)	100%	100%

(1)	Percentage of equity interest directly or indirectly held by the Company as of December 31, 2025 and 2024.
(2)	See Note 26 for a description of the Group’s segment reporting.
(3)	CVQ is a direct subsidiary of the Company and the parent company of Empresas Cablevisión, Bestel, Cablemás, TVI, Sky DTH, Innova Holdings, and Sky. Cablestar, S.A. de C.V. is an indirect majority-owned subsidiary of Empresas Cablevisión.
(4)	Innova is an indirect subsidiary of the Company, CVQ and Sky DTH, and a direct wholly-owned subsidiary of Innova Holdings. Sky is a satellite television provider in Mexico, Central America and the Dominican Republic. Through May 2024, the Company held a 58.7% interest in Innova Holdings and Innova. In June 2024, the Company acquired the remaining 41.3% non-controlling interest in these companies held by AT&T, by which the Company became an indirect owner of 100% of the capital stock of Innova Holdings and Innova (see Notes 3 and 19).
(5)	Grupo Telesistema is a direct subsidiary of the Company and the parent company of Multimedia Telecom. As of December 31, 2025 and 2024, Grupo Telesistema and Multimedia Telecom, together with the Company, owned most of the Group’s corporate assets, including the Group’s aggregate investment in common and preferred shares of TelevisaUnivision (see Notes 3, 10 and 26).

Concessions and Permits

The Group’s Telecom operations, as well as the concessions held by the Group to broadcast programming over television stations for the signals of TelevisaUnivision, require governmental concessions and special authorizations for the provision of telecommunications and broadcasting services in Mexico. Such concessions were granted for a fixed term by the Mexican Institute of Telecommunications (Instituto Federal de Telecomunicaciones or “IFT”), subject originally to renewal in accordance with the Mexican Telecommunications and Broadcasting Law (Ley Federal de Telecomunicaciones y Radiodifusión or “LFTR”).

On July 16, 2025, the Mexican Law on Telecommunications and Broadcasting (Ley en Materia de Telecomunicaciones y Radiodifusión, or “LMTR”) was published in the Official Gazette of the Federation. The LMTR, which supersedes the LFTR as of October 20, 2025, transfers the functions of the IFT to the Mexican Telecommunications Regulatory Commission (Comisión Reguladora de Telecomunicaciones, or “CRT”). The CRT is a decentralized entity within the Mexican Digital Transformation and Telecommunications Agency (Agencia de Transformación Digital y Telecomunicaciones, or “ATDT”), a federal agency of the Mexican government.

Under the LTRM, renewal of concessions for the Group’s Telecom operations require, among others: (i) to request its renewal to the CRT prior to the last fifth period of the fixed term of the related concession; (ii) to be in compliance with the concession holder’s obligations under the LMTR, other applicable regulations, and the concession title; and (iii) the acceptance by the concession holder of any new conditions for renewing the concession as set forth by the CRT. The CRT shall resolve any request for renewal of the telecommunications concessions within 180 business days of its request. Failure to respond within such period of time shall be interpreted as if the request for renewal has been granted.

The Group holds a number of concessions by the Mexican government that authorizes it to broadcast programming over television stations for the signals of TelevisaUnivision. The payments made by the Group for these broadcasting concessions are accounted for as intangible assets in the Group’s consolidated statement of financial position (see Notes 13, 20 and 26).

Under the LMTR, the renewal of broadcasting concessions for broadcast programming operations over television stations for TelevisaUnivision signals requires, among other things: (i) that the concessionaire submit the renewal request to the CRT, in the case of broadcasting services, no later than six months prior to the expiration of the term of the relevant concession; (ii) that the concessionaire be in compliance with its obligations under the LMTR, other applicable regulations, and the concession title; (iii) a determination by the CRT, within thirty business days following the submission of the request, as to whether there is a public interest in recovering the spectrum granted under the relevant concession, in which case the CRT will notify the concessionaire and the concession will terminate upon expiration of its term; and (iv) if no such public interest exists, the granting of the requested extension, subject to the concessionaire’s prior acceptance of the new conditions established by the CRT, which will include the payment of a corresponding fee.

The regulations of the telecommunications and the broadcasting concessions establish that at the end of the concessions, the frequency bands or spectrum attached to the services provided in the concessions shall return to the Mexican government. In addition, at the end of the concession, the Mexican government will have the preferential right to acquire infrastructure, equipment and other goods directly used in the provision of the concession. If the Mexican government were to exercise its right to acquire infrastructure, equipment and other goods, it would be required to pay a price that is equivalent to a formula that is similar to fair value. To the knowledge of the Company’s management, no spectrum granted for broadcasting services in Mexico has been recovered by the Mexican government in at least the past three decades for public interest reasons. However, the Company’s management is unable to predict the outcome of any action by CRT in this regard. In addition, these assets, by themselves, would not be enough to immediately begin broadcasting or offering satellite pay TV services or telecommunications services, as no content producing assets or other equipment necessary to operate the business would be included.

Additionally, the Group’s Satellite business in Central America and the Dominican Republic require concessions or permits granted by local regulatory authorities for a fixed term, subject to renewal in accordance with local laws.

The accounting guidelines provided by IFRIC 12 Service Concession Arrangements, are not applicable to the Group due primarily to the following factors: (i) the Mexican government does not substantially control the Group’s infrastructure, what services are provided with the infrastructure and the price at which such services are offered; (ii) the Group’s broadcasting service does not constitute a public service as per the definition in IFRIC 12; and (iii) the Group is unable to divide its infrastructure among the public (telephony and possibly Internet services) and non-public (pay TV) service components.

At December 31, 2025, the expiration dates of the Group’s concessions and permits were as follows:

Operations	Expiration Dates
Telecom:
Telecommunications concessions and permits	Various from 2026 to 2059
Corporate assets:
Broadcasting concessions (1)	In 2042 and 2052

(1)	Broadcasting concessions include 23 concessions for the use of spectrum that comprise the Group’s 225 TV stations for the signals of TelevisaUnivision, for a term of 20 years, starting in January 2022 and ending in January 2042, and six concessions to provide digital broadcasting television services on such TV stations, for a term of 30 years, starting in January 2022 and ending in January 2052. In 2018, the Group paid an aggregate amount of Ps.5,753,349 in cash for the broadcasting concessions for the use of spectrum and recognized this payment as an intangible asset in its consolidated statement of financial position. This amount is being amortized over a period of 20 years beginning on January 1, 2022, by using the straight-line method (see Notes 13, 20 and 26).

The concessions or permits held by the Group are not subject to any significant pricing regulations in the ordinary course of business.

Investments in Associates and Joint Ventures

(c)   Investments in Associates and Joint Ventures

Associates are those entities over which the Group has significant influence but not control or joint control, over the financial and operating policies, generally those entities with a shareholding of between 20% and 50% of the voting rights. Investments in joint arrangements are classified as either joint operations or joint ventures depending on the contractual rights and obligations of each investor. Joint ventures are those joint arrangements where the Group exercises joint control with one or more stockholders, without exercising control individually, and have rights to the net assets of the joint arrangements. Investments in associates and joint ventures are accounted for using the equity method of accounting. Under the equity method, the investment is initially recognized at cost, and the carrying amount is increased or decreased to recognize the investor’s share of the net assets of the investee after the date of acquisition. The investor’s income or loss includes its share of the investee’s income or loss and the investor’s other comprehensive income includes its share of the investee’s other comprehensive income.

The Group’s investments in associates include an equity interest in TelevisaUnivision represented by 43.2% and 43.0% of the outstanding total common and preferred shares of TelevisaUnivision on an as-converted basis (excluding unvested and/or unsettled stock, restricted stock units and options of TelevisaUnivision) as of December 31, 2025 and 2024, respectively (see Note 10).

If the Group’s share of losses of an associate or a joint venture equals or exceeds its interest in the investee, the Group discontinues recognizing its share of further losses. The interest in an associate or a joint venture is the carrying amount of the investment in the investee under the equity method together with any other long-term investment that, in substance, form part of the Group’s net investment in the investee. After the Group’s interest is reduced to zero, additional losses are provided for, and a liability is recognized, only to the extent that the Group has incurred legal or constructive obligations or made payments on behalf of the associate or joint venture.

Any gain or loss resulting from a downstream transaction involving assets that constitute a business, as defined in IFRS 3 Business Combinations, between the Company (including its consolidated subsidiaries) and its associate or joint venture is recognized in full in the Group’s financial statements.

Segment Reporting

(d)   Segment Reporting

Beginning in the fourth quarter of 2025, the Group’s single operating segment is reported in a manner consistent with the internal reporting provided to the chief operating decision maker, who is responsible for allocating resources and assessing performance for the Group’s single operating segment (see Notes 2 (a) and 26).

Foreign Currency Translation

(e)   Foreign Currency Translation

Functional and Presentation Currency

Items included in the financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which each of the Group´s entity operates (“functional currency”). The presentation currency of the Group’s consolidated financial statements is the Mexican peso.

Transactions and Balances

Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions or measurement where items are remeasured. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in the statement of income as part of finance income or expense, except when recognized in other comprehensive income as qualifying cash flow hedges and qualifying net investment hedges.

Changes in the fair value of monetary securities denominated in foreign currency classified as investments in financial instruments are analyzed between exchange differences resulting from changes in the amortized cost of the security and other changes in the carrying amount of the security. Translation differences related to changes in amortized cost are recognized in income or loss, and other changes in carrying amount are recognized in other comprehensive income or loss.

Translation of Foreign Operations

The financial statements of the Group’s foreign entities that have a functional currency different from the presentation currency are translated into the presentation currency as follows: (a) assets and liabilities are translated at the closing rate at the date of the statement of financial position; (b) income and expenses are translated at average exchange rates (unless this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the rate on the dates of the transactions); (c) stockholders’ equity accounts are translated at the prevailing exchange rate at the time capital contributions were made and earnings were generated and (d) all resulting translation differences are recognized in other comprehensive income or loss.

Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the closing rate. Translation differences arising are recognized in other comprehensive income or loss.

Assets and liabilities in foreign currencies of non-Mexican subsidiaries that have the Mexican Peso as a functional currency and that keep its books and records in a different currency are initially converted to Mexican Pesos by utilizing the exchange rate on the statement of financial position date for monetary assets and liabilities, and historical exchange rates for non-monetary items, with the related adjustment included in the consolidated statement of income as finance income or expense.

A portion of the Group’s outstanding principal amount of its U.S. dollar denominated long-term debt (hedging instrument, disclosed in the line item “Long-term debt, net of current portion” of the consolidated statement of financial position) has been designated as a hedge of a net investment in a foreign operation in connection with the Group’s investment in shares of TelevisaUnivision (hedged item), which amounted to U.S.$2,258.7 million (Ps.40,694,190) and U.S.$2,071.1 million (Ps.43,220,986) as of December 31, 2025 and 2024, respectively. Consequently, any foreign exchange gain or loss attributable to this designated hedging long-term debt is credited or charged directly to other comprehensive income or loss as a cumulative result from foreign currency translation to the extent that the hedge is effective (see Notes 10, 14 and 18).

A portion of the Group’s outstanding principal amount of its U.S. dollar denominated long-term debt (hedging instrument, disclosed in the line item “Long-term debt, net of current portion” of the consolidated statement of financial position) has been designated as a fair value hedge of foreign exchange exposure related to its investment in Open-Ended Fund (hedged item), which amounted to U.S.$45.4 million (Ps.817,332) and U.S.$37.6 million (Ps.784,769), as of December 31, 2025 and 2024, respectively. Consequently, any foreign exchange gain or loss attributable to this designated hedging long-term debt is credited or charged directly to other comprehensive income or loss to the extent that the hedge is effective, along with the recognition in the same line item of any foreign currency gain or loss of this investment in Open-Ended Fund (see Notes 9, 14 and 18).

Cash and Cash Equivalents and Short-term Investments

(f)   Cash and Cash Equivalents and Short-term Investments

Cash and cash equivalents consist of cash on hand and all highly liquid investments with an original maturity of three months or less at the date of acquisition. Cash is stated at nominal value and cash equivalents are measured at fair value, and the changes in the fair value are recognized in the statement of income.

Short-term investments consist of financial instruments with a maturity of over three months and up to one year at the date of acquisition. Short-term investments are measured at fair value with changes in fair value recognized in finance income in the consolidated income statement.

As of December 31, 2025 and 2024, cash equivalents primarily consisted of fixed short-term deposits and corporate fixed income securities denominated in U.S. dollars and Mexican pesos, with an average yield of approximately 4.10% for U.S. dollar deposits and 8.55% for Mexican peso deposits in 2025, and approximately 4.99% for U.S. dollar deposits and 10.73% for Mexican peso deposits in 2024.

Transmission Rights

(g)   Transmission Rights

The Group incurs costs related to the license of the rights to use content owned by third parties and sports rights on its owned pay television platforms, which are described as transmission rights in the Group’s consolidated statement of financial position. The Group classifies transmission rights as current and non-current assets.

Transmission rights are valued at the lesser of acquisition cost and net realizable value.

Transmission rights are recognized from the point at which the legally enforceable license period begins. Until the license term commences and the transmission rights are available, payments made are recognized as prepayments. Cost of revenues is calculated and recorded for the month in which transmission rights are matched with related revenues.

Transmission rights are recognized in income on a straight-line basis over the lives of the contracts.

Inventories

(h)   Inventories

Inventories of materials and supplies for maintenance of technical equipment are recorded at the lower of cost or its net realizable value. The net realizable value is the estimated selling price in the normal course of business, less estimated costs to conduct the sale. Cost is determined using the average cost method.

Financial Assets

(i)   Financial Assets

The Group classifies its financial assets in accordance with IFRS 9 Financial Instruments (“IFRS 9”). Under the guidelines of IFRS 9, the Group classifies financial assets as subsequently measured at amortized cost, fair value through other comprehensive income or loss (“FVOCIL”), or fair value through income or loss (“FVIL”), based on the Company’s business model for managing the financial assets and the contractual cash flows characteristics of the financial asset.

Financial Assets Measured at Amortized Cost

Financial assets are measured at amortized cost when the objective of holding such financial assets is to collect contractual cash flows, and the contractual terms of the financial asset give rise on specified dates to cash flows that are only payments of principal and interest on the principal amount outstanding. These financial assets are initially recognized at fair value plus transaction costs and subsequently carried at amortized cost using the effective interest rate method, with changes in carrying amount recognized in the consolidated statement of income in the line which most appropriately reflects the nature of the item or transaction. They are included in current assets, except for maturities greater than 12 months after the end of the reporting period that are included in non-current assets. The Group’s financial assets measured at amortized costs are primarily presented as “trade accounts receivable”, “other accounts receivable”, and “due from related parties” in the consolidated statement of financial position (see Note 7).

Financial Assets Measured at FVOCIL

Financial assets are measured at FVOCIL when the objective of holding such financial assets is both collecting contractual cash flows and selling financial assets, and the contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

The Group’s investments in certain equity instruments have been designated to be measured at FVOCIL, as permitted by IFRS 9. In connection with this designation, any amounts presented in consolidated other comprehensive income or loss are not subsequently transferred to consolidated income. Dividends from these equity instruments are recognized in consolidated income or loss when the right to receive payment of the dividend is established, and such dividend is probable to be paid to the Group.

Financial Assets at FVIL

Financial assets at FVIL are financial assets held for trading. A financial asset is classified in this category if acquired principally for the purpose of selling in the short term. Derivatives are also categorized as held for trading unless they are designated as hedges. Assets in this category are classified as current assets if expected to be settled within 12 months, otherwise they are classified as non-current.

Impairment of Financial Assets

The Group assesses on a forward-looking basis the expected credit losses associated with its financial assets carried at FVOCIL. The impairment methodology applied depends on whether there has been a significant increase in credit risk.

For trade accounts receivables, the Group applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from initial recognition of the trade accounts receivables (see Note 7).

Offsetting of Financial Instruments

Financial assets are offset against financial liabilities and the net amount reported in the consolidated statement of financial position if, and only when the Group: (i) currently has a legally enforceable right to set off the recognized amounts; and (ii) intends either to settle on a net basis, or to realize the assets and settle the liability simultaneously.

Property, Plant and Equipment, and Investment Property

(j)   Property, Plant and Equipment, and Investment Property

Property, plant and equipment are recorded at acquisition cost.

Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably. The cost of replacing part of an item of property, plant and equipment is recognized in the carrying amount of such item. The carrying amount of the replaced part is derecognized. All other repairs and maintenance are charged to income or loss during the financial period in which they are incurred.

The costs of dismantling items of property, plant and equipment are recognized at the present value of the expected cost related to the dismantling obligations. These dismantling obligations are primarily related to the use of the Group’s cable networks during a particular period and presented as part of other long-term liabilities in the Group’s consolidated statements of financial position. As of December 31, 2025 and 2024, the present value of the Group’s dismantling obligations amounted to Ps.1,151,342 and Ps.1,126,997, respectively.

Depreciation of property, plant and equipment is based upon the carrying amount of the assets, less their estimated residual values, if any, and is computed using the straight-line method over the estimated useful lives of the asset, as follows:

Estimated
Useful Lives
Buildings	20-50 years
Networks and technical equipment	3-30 years
Satellite transponders	15 years
Furniture and fixtures	10-15 years
Transportation equipment	4-8 years
Computer equipment	3-6 years
Leasehold improvements	5-20 years

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is higher than its estimated recoverable amount.

Gains and losses on disposals of assets are determined by comparing the proceeds with the carrying amount and are recognized within other income or expense in the consolidated statement of income or loss.

If significant parts of an item of property, plant and equipment have different useful lives, then they are classified as separate items (major components) of property, plant and equipment.

Investment Property

Investment property is property of the Group (land or a building or part of a building or both) held to earn rentals rather than for use in the production or supply of goods or services, or for administrative purposes, or sale in the ordinary course of business.

Depreciation of investment property is based upon the carrying amount of the assets in use and the estimated residual value of the assets, if any and is computed using the straight-line method over the estimated useful lives of the asset, as follows:

Estimated Useful Lives
Buildings	20-65 years

The Group’s investment property is measured at cost less any accumulated depreciation and any accumulated impairment losses.

Lease Agreements

(k)   Lease Agreements

As a lessee, the Group recognizes a right-of-use asset representing its right to use the underlying asset in a lease agreement, and a lease liability representing its obligation to make lease payments.

Right-of-use assets are measured at cost comprising the following: the amount of the initial measurement of lease liability, any lease payments made at or before the commencement date, less any lease incentives received, any initial direct costs and restoration costs.

Right-of-use assets are generally depreciated over the shorter of the asset’s useful life and the lease term, on a straight-line basis. If the Group is reasonably certain to exercise a purchase option, the right-of-use asset is depreciated over the underlying asset’s useful life.

Payments associated with short-term leases of equipment and vehicles and mostly leases of low-value assets are recognized on a straight-line basis as an expense in profit or loss. Short-term leases are leases with a lease term of 12 months or less.

The Group recognizes a depreciation of right-of-use assets for long-term lease agreements, and a finance expense for interest from related lease liabilities.

The Group leases its investment property consisting of certain owned building and land property (see Note 11). These lease agreements are classified as operating leases from a lessor perspective.

Intangible Assets and Goodwill

(l)   Intangible Assets and Goodwill

Intangible assets and goodwill are recognized at acquisition cost. Intangible assets and goodwill acquired through business combinations are recorded at fair value at the date of acquisition. Intangible assets with indefinite useful lives, which include trademarks, concessions, and goodwill, are not amortized, and subsequently recognized at cost less accumulated impairment losses. Intangible assets with finite useful lives are amortized on a straight-line basis over their estimated useful lives, as follows:

Estimated
Useful Lives
Trademarks with finite useful lives	4 years
Licenses	3-10 years
Subscriber lists	4-5 years
Payments for renewal of concessions	20 years
Other intangible assets	3-20 years

Trademarks

The Group determines its acquired trademarks to have an indefinite life when they are expected to generate net cash inflows for the Group indefinitely. Additionally, the Group considers that there are no legal, regulatory or contractual provisions that limit the useful lives of trademarks. The Group has not capitalized any amounts associated with internally developed trademarks.

Concessions

The Group defined concessions to have an indefinite useful life due to the fact that the Group has a history of renewing its concessions upon expiration, has maintained the concessions granted by the Mexican government, and has no foreseeable limit to the period over which the assets are expected to generate net cash inflows. In addition, the Group is committed to continue to invest for the long term to extend the period over which the broadcasting and telecommunications concessions are expected to continue to provide economic benefits. These concessions are not amortized, but instead they are subject to impairment testing at least annually. The useful life of concessions that is not being amortized is reviewed in each annual reporting period to determine whether events and circumstances continue to support an indefinite useful life for these concessions. Historically, the Group has renewed its telecommunications’ concessions upon expiration and generally all conditions necessary to obtain renewal have been satisfied and the cost to renew these concessions has not been significant.

Any fees paid by the Group to regulatory authorities for concessions renewed are determined to have finite useful lives and are amortized on a straight-line basis over the fixed term of the related concession.

Goodwill

Goodwill arises on the acquisition of a business and represents the excess of the consideration transferred over the Group’s interest in net fair value of the identifiable assets, liabilities and contingent liabilities of the acquiree and the fair value of the non-controlling interest in the acquiree.

For the purpose of impairment testing, goodwill acquired in a business combination is allocated to each of the cash generating units (“CGUs”), or groups of CGUs, that are expected to benefit from the synergies of the combination. Each unit or group of units to which the goodwill is allocated represents the lowest level within the entity at which the goodwill is monitored for internal management purposes.

Goodwill impairment reviews are undertaken annually or more frequently if events or changes in circumstances indicate a potential impairment. The carrying amount of goodwill is compared to the recoverable amount, which is the higher of the value in use and the fair value less costs to sell. Any impairment of goodwill is recognized as an expense in the consolidated statement of income or loss and is not subject to be reversed in subsequent periods.

Impairment of Long-lived Assets

(m)   Impairment of Long-lived Assets

The Group reviews for impairment the carrying amounts of its long-lived assets, tangible and intangible, whenever events or changes in business circumstances indicate that these carrying amounts may not be recoverable. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs to sell and value in use. To determine whether an impairment exists, the carrying amount of the cash generating unit is compared with its recoverable amount. Any impairment loss shall be allocated to reduce the carrying amount of any goodwill and intangible assets with indefinite useful-life of the cash-generating unit; and then, to the other long-lived assets of the CGUs. Fair value estimates are based on quoted market values in active markets, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including discounted value of estimated future cash flows, market multiples or third-party appraisal valuations. Any impairment of long-lived assets other than goodwill may be subsequently reversed under certain circumstances.

Trade Accounts Payable and Accrued Expenses

(n)   Trade Accounts Payable and Accrued Expenses

Trade accounts payable and accrued expenses are obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers. Trade accounts payable and accrued expenses are classified as current liabilities if payment is due within one year or less (or in the normal operating cycle of the business if longer). If not, they are presented as non-current liabilities.

Trade accounts payable and accrued expenses are recognized initially at fair value and subsequently measured at amortized cost using the effective interest method.

Trade accounts payable and accrued expenses are presented as a single item of consolidated current liabilities in the consolidated statements of financial position as of December 31, 2025 and 2024.

Debt

(o)   Debt

Debt is recognized initially at fair value, net of transaction costs incurred. Debt is subsequently carried at amortized cost; any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the consolidated statement of income or loss over the period in which the debt is outstanding using the effective interest method.

Fees paid on the establishment of debt facilities are recognized as transaction costs of the loan to the extent that it is probable that some or all of the facility will be drawn down. In this case, the fee is deferred until the draw-down occurs. To the extent there is no evidence that it is probable that some or all of the facility will be drawn down, the fee is capitalized as a pre-payment for liquidity services and amortized over the period of the facility to which it relates. The fee is deducted from the amount of the financial liability when it is initially recognized, or recognized in the consolidated statement of income when the issue is no longer expected to be completed.

Current portion of long-term debt and interest payable are presented as a separate line item in the consolidated statements of financial position as of December 31, 2025 and 2024.

Debt early redemption costs are recognized as finance expense in the consolidated statement of income.

Customer Advances

(p)   Customer Advances

Customer advance agreements are contract liabilities presented by the Group in the consolidated statement of financial position. The Group recognizes a contract liability when a customer pays consideration, or the Group has a right to an amount of consideration that is unconditional, before the Group transfers services or goods to the customer. A contract liability is a Group’s obligation to transfer services or goods to a customer for which the Group has received consideration (or an amount of consideration is due) to a customer. In addition, the Group recognizes contract assets upon the approval of non-cancellable contracts that generate an unconditional right to receive cash consideration prior to services being rendered. The Company’s management has consistently recognized that an amount of consideration is due, for legal, finance and accounting purposes, when a short-term non-interest bearing note is received from a customer in connection with an advance agreement entered into with the customer for services or goods to be provided by the Group in the short term.

Provisions

(q)   Provisions

Provisions are recognized when the Group has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources will be required to settle the obligation, and the amount has been reliably estimated. Provisions are not recognized for future operating losses.

Provisions are measured at the present value of the expenditures expected to be required to settle the obligation using a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provisions due to passage of time is recognized as interest expense.

Equity

(r)   Equity

The capital stock includes the effect of restatement through December 31, 1997, determined by applying a general price index that reflected changes in general purchasing power from the dates capital was contributed until December 31, 1997, the date through which the Mexican economy was considered hyperinflationary under the guidelines of IFRS Accounting Standards.

Where any company in the Group purchases shares of the Company’s capital stock (shares repurchased), the consideration paid, including any directly attributable incremental costs is deducted from equity attributable to stockholders of the Company until the shares are cancelled, reissued, or sold. Where such shares repurchased are subsequently reissued or sold, any consideration received, net of any directly attributable incremental transaction costs, is included in equity attributable to stockholders of the Company.

Revenue Recognition and Contract Costs

(s)   Revenue Recognition and Contract Costs

Revenue is measured at the fair value of the consideration received or receivable and represents amounts receivable for services provided. The Group recognizes revenue when the amount of revenue can be reliably measured; when it is probable that future economic benefits will flow to the entity; and when specific criteria have been met for each of the Group’s activities, as described below. The Group bases its estimate of return on historical results, taking into consideration the type of customer, the type of transaction and the specifics of each arrangement.

The Group derives the majority of its revenues from telecommunications-related business activities (see Notes 3 and 26). Revenues are recognized when the service is provided, and collection is probable. A summary of revenue recognition policies by significant activity is as follows:

●	Cable television, internet and telephone subscription, and pay-per-view and installation fees are recognized in the period in which the services are rendered.
●	Satellite program service revenues, including advances from customers for future direct-to-home (“DTH”) program services, are recognized at the time the service is provided.
●	Revenues from other telecommunications and data services are recognized in the period in which these services are provided. Other telecommunications services include long distance and local telephony, as well as leasing and maintenance of telecommunications facilities.
●	In respect of revenues from multiple products or services, the Group evaluates whether it has fair value evidence for each deliverable in the transaction. The Group sells cable television, internet and telephone subscription to subscribers in a bundled package at a lower rate than if the subscriber purchases each product on an individual basis.

Contract Costs

Incremental costs for obtaining contracts with customers, primarily commissions, are recognized as contract costs (assets) in the Group’s consolidated statement of financial position and amortized in the expected life of contracts with customers.

The Group has recognized assets from incremental costs of obtaining contracts with customers, primarily commissions, which were classified as current and non-current assets in its consolidated financial statements as of December 31, 2025 and 2024, as follows:

Contract costs:
At January 1, 2025	Ps.	3,971,142
Additions		1,772,471
Amortization		(1,590,789)
Total contract costs at December 31, 2025		4,152,824
Less:
Current Contract Costs		1,499,798
Total non-current contract costs	Ps.	2,653,026

Contract costs:
At January 1, 2024	Ps.	5,330,186
Additions		1,414,599
Amortization		(1,680,496)
Impairment		(1,093,147)
Total contract costs at December 31, 2024		3,971,142
Less:
Current Contract Costs		1,483,022
Total non-current contract costs	Ps.	2,488,120

Amortization of contract costs is based upon the carrying amount of the assets in use and is computed using the straight-line method over estimated useful lives of five years.

Interest Income

(t)   Interest Income

Interest income is recognized using the effective interest method. When a loan and receivable is impaired, the Group reduces the carrying amount to its recoverable amount, being the estimated future cash flows discounted at the original effective interest rate of the instrument and continues unwinding the discount as interest income. Interest income on impaired loans and receivables is recognized using the original effective interest rate.

Employee Benefits

(u)   Employee Benefits

Pension and Seniority Premium Obligations

Plans exist for pensions and seniority premiums (post-employment benefits), for most of the Group’s employees, and are partially funded through irrevocable trusts. Increases or decreases in the consolidated liability for post-employment benefits are based upon actuarial calculations. Contributions to the trusts are determined at discretion of management based on actuarial estimates of funding requirements. Payments of post-employment benefits are made by the trust administrators. The defined benefit obligation is calculated annually using the projected unit credit method. The present value of the defined benefit obligation is determined by discounting the estimated future cash outflows using interest rates of government bonds that are denominated in the currency in which the benefits will be paid, and that have terms to maturity approximating to the terms of the related pension obligation.

Remeasurement of post-employment benefit obligations related to experience adjustments and changes in actuarial assumptions of post-employment benefits are recognized in the period in which they are incurred as part of other comprehensive income or loss in consolidated equity.

Profit Sharing

The employees’ profit sharing required to be paid under certain circumstances in Mexico, is recognized as a direct benefit to employees in the consolidated statements of income in the period in which it is incurred. The profit sharing is paid to employees on a yearly basis and calculated by the Mexican companies in the Group at the statutory rate of 10% on their respective adjusted income in accordance with the Federal Labor Law. There is a cap on the payment of profit sharing of up to three months of salary per employee (see Note 21).

Termination Benefits

Termination benefits, which mainly represent severance payments by law, are recorded in the consolidated statement of income. The Group recognizes termination benefits at the earlier of the following dates: (a) when the Group can no longer withdraw the offer of those benefits; and (b) when the entity recognizes costs for a restructuring plan that involves the payment of termination benefits.

Income Taxes

(v)   Income Taxes

The income taxes for the period comprise current and deferred income taxes. Income taxes are recognized in the consolidated statement of income, except to the extent that they relate to items recognized in other comprehensive income or directly in equity. In this case, the income taxes are recognized in other comprehensive income.

The current income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the statement of financial position date in the countries where the Company and its subsidiaries operate and generate taxable income. Management periodically evaluates positions taken in tax returns and establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income taxes are recognized on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements of the consolidated companies in the Group. However, deferred income tax liabilities are not recognized if they arise from the initial recognition of goodwill; deferred income taxes are not accounted for if they arise from initial recognition of an asset or liability in a transaction (other than in a business combination) that at the time of the transaction affects neither accounting nor taxable income or loss. Deferred income taxes are determined using tax rates (and laws) that have been enacted or substantively enacted by the statement of financial position date and are expected to apply when the related deferred income tax asset is recovered, or the deferred income tax liability is settled.

Deferred income tax assets are recognized only to the extent that it is probable that future taxable profit will be available against which the temporary differences and tax loss carryforwards can be utilized. For this purpose, the Group takes into consideration all available positive and negative evidence, including factors such as market conditions, industry analysis, projected taxable income, carryforward periods, current tax structure, potential changes or adjustments in tax structure, and future reversals of existing temporary differences.

Deferred income tax liabilities are provided on taxable temporary differences associated with investments in subsidiaries, joint ventures and associates, except for deferred income tax liabilities where the timing of the reversal of the temporary difference is controlled by the Group and it is probable that the temporary difference will not reverse in the foreseeable future. Deferred income tax assets are provided on deductible temporary differences associated with investments in subsidiaries, joint ventures and associates, to the extent that it is probable that there will be sufficient taxable income against which to utilize the benefit of the temporary difference, and it is expected to reverse in the foreseeable future.

Deferred income tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred income tax assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.

Derivative Financial Instruments

(w)   Derivative Financial Instruments

The Group recognizes derivative financial instruments as either assets or liabilities in the consolidated statements of financial position and measures such instruments at fair value. The accounting for changes in the fair value of a derivative financial instrument depends on the intended use of the derivative financial instrument and the resulting designation. For a derivative financial instrument designated as a cash flow hedge, the effective portion of such derivative’s gain or loss is initially reported as a component of other comprehensive income or loss and subsequently reclassified into income or loss when the hedged exposure affects income. The ineffective portion of the gain or loss is reported in income immediately. For a derivative financial instrument designated as a fair value hedge, the gain or loss is recognized in income or loss in the period of change together with the offsetting loss or gain on the hedged item attributed to the risk being hedged. When a hedging instrument expires or is sold, terminated or exercised, the cumulative gain or loss on the hedging instrument that has been recognized in other comprehensive income remains in equity until the forecast transaction occurs. When a forecast transaction is no longer expected to occur, the cumulative gain or loss that was reported in equity is immediately reclassified to income or loss. For derivative financial instruments that are not designated as accounting hedges, changes in fair value are recognized in income or loss in the period of change. During the years ended December 31, 2025, 2024 and 2023, certain derivative financial instruments qualified for hedge accounting (see Note 15).

Comprehensive Income or Loss

(x)   Comprehensive Income or Loss

Comprehensive income or loss for the period includes the net income or loss for the period presented in the consolidated statement of income or loss plus other comprehensive income or loss for the period reflected in the consolidated statement of comprehensive income or loss.

Share-based Payment Agreements

(y)   Share-based Payment Agreements

Key officers and employees of certain subsidiaries of the Company have entered into agreements for the conditional sale of the Company’s shares under the Company’s Long-Term Retention Plan (“LTRP”). The share-based compensation expense is measured at fair value at the date the equity benefits are conditionally sold to these officers and employees and recognized as a charge to consolidated income or loss (administrative expense) over the vesting period. The Group recognized a share-based compensation expense of Ps.373,509, Ps.488,832 and Ps.748,500 for the years ended December 31, 2025, 2024 and 2023, respectively, which was credited in consolidated stockholders’ equity for each of those years, respectively (see Note 17).

New and Amended IFRS Accounting Standards

(z)   New and Amended IFRS Accounting Standards

The Group adopted some amendments and improvements to certain IFRS Accounting Standards that became effective in 2025, 2024 and 2023, which did not have any significant impact on the Group’s consolidated financial statements.

Below is a list of the new and amended IFRS Accounting Standards that have been issued by the IASB and will be effective for annual reporting periods beginning on January 1, 2026 and 2027.

Effective for Annual
Reporting
Periods Beginning
New or Amended IFRS Accounting Standard	Title of the IFRS Accounting Standard	On or After
Annual Improvements (1)	Annual Improvements to IFRS Accounting Standards – Volume 11	January 1, 2026
Amendments to IFRS 9 and IFRS 7 (1)	Amendments to the classification and Measurement of Financial Instruments	January 1, 2026
IFRS 18	Presentation and Disclosure in Financial Statements	January 1, 2027
IFRS 19 (1) (2)	Subsidiaries without Public Accountability: Disclosures	January 1, 2027
Amendments to IFRS 10 and IAS 28	Sale or Contribution of Assets between an Investor and its Associate or Joint Venture	Postponed
Amendments to IFRS 9 and IFRS 7 (1)	Contracts Referencing Nature-dependent Electricity	January 1, 2026
Amendments to IFRS 19 (1)	Subsidiaries without Public Accountability: Disclosures	January 1, 2027
Amendments to IAS 21 (1)	Translation to a Hyperinflationary Presentation Currency	January 1, 2027

(1)	This new or amended IFRS Accounting Standard is not expected to have a significant impact on the Group’s consolidated financial statements.
(2)	An entity may elect to apply this IFRS Accounting Standard for reporting periods beginning on or after this date.

Annual Improvements to IFRS Accounting Standards – Volume 11, were issued by the IASB in July 2024. These amendments include clarifications, simplifications, corrections and changes aimed at improving the consistency of several IFRS Accounting Standards. These amendments are effective for annual periods beginning on or after 1 January 2026, with early application permitted. The following table lists the amended IFRS Accounting Standards or guidance and the subject of the amendments.

Amended IFRS Accounting Standard or Guidance	Subject of Amendments
IFRS 1 First-time Adoption of International Financial Reporting Standards	Hedge accounting by a first-time adopter
IFRS 7 Financial Instruments: Disclosures	Gain or loss on derecognition
Guidance on implementing IFRS 7 Financial Instruments: Disclosures	Introduction - Disclosure of deferred difference between fair value and transaction price - Credit risk disclosures
IFRS 9 Financial Instruments	Derecognition of lease liabilities - Transaction price
IFRS 10 Consolidated Financial Statements	Determination of a ‘de facto agent’
IAS 7 Statement of Cash Flows	Cost method

Amendments to IFRS 9 and IFRS 7 Amendments to the Classification and Measurement of Financial Instruments, were issued by the IASB in May 2024, to address the classification of financial assets with environmental, social and corporate governance (ESG) and similar features, by clarifying how the contractual cash flows on loans with ESG-linked features should be assessed. These amendments also address the settlement of liabilities through electronic payment systems, by clarifying the date on which a financial asset or financial liability is derecognized and developing an accounting policy option to allow a company to derecognize a financial liability before it delivers cash on the settlement date if specified criteria are met. The amendments are effective for annual reporting periods beginning on or after 1 January 2026, with early application permitted.

IFRS 18 Presentation and Disclosure in Financial Statements (“IFRS 18”), was issued by the IASB in April 2024, introducing new requirements to improve comparability in the statement of income; enhance transparency of management-defined performance measures; and provide more useful grouping of information in the financial statements. IFRS 18 replaces IAS 1 Presentation of Financial Statements (“IAS 1”) and carries forward many requirements from IAS 1 unchanged. IFRS 18 introduces three defined categories for income and expenses: operating, investing and financing, to improve the structure of the statement of income, and requires all companies to provide new defined subtotals, including operating profit. All entities are additionally required to use the operating profit subtotal as the single starting point for the indirect method of reporting cash flows from operating activities. IFRS 18 also requires companies to disclose explanations of those company-specific measures that are related to the statement of income, referred to as management-defined performance measures (“MPMs”). MPMs are required to be disclosed in the financial statements in a single note with reconciliations to IFRS Accounting Standards measures. IFRS 18 sets out enhanced guidance on how to organize information and whether to provide it in the primary financial statements or in the notes. IFRS 18 is effective for annual reporting periods beginning on or after January 1, 2027, with early application permitted. Upon adoption, IFRS 18 should be applied on a fully retrospective basis, requiring the restatement of the comparative periods presented in an entity’s financial statements. The Group’s management continues assessing the impact of adoption of IFRS 18 on its consolidated financial statements and has started the implementation of this IFRS Accounting Standard. The adoption of IFRS 18 will primarily affect (i) the classification of certain items of income and expense into the new categories of the consolidated statement of income, with an impact on the reported consolidated operating income, which effect has not been determined yet; and (ii) certain presentation of the operating activities in the consolidated statement of cash flows.

IFRS 19 Subsidiaries without Public Accountability: Disclosures (“IFRS 19”), was issued by the IASB in May 2024, to permit eligible subsidiaries to use IFRS Accounting Standards with reduced disclosures. Applying IFRS 19 will reduce the costs of preparing subsidiaries’ financial statements while maintaining the usefulness of the information for users of their financial statements. When a parent company prepares consolidated financial statements that comply with IFRS Accounting Standards, its subsidiaries are required to report to the parent using IFRS Accounting Standards. However, for their own financial statements, subsidiaries are permitted to use IFRS Accounting Standards, the IFRS for SMEs Accounting Standard or national accounting standards. Subsidiaries are eligible to apply IFRS 19 if they do not have public accountability, and their parent company applies IFRS Accounting Standards in their consolidated financial statements. A subsidiary does not have public accountability if it does not have equities or debt listed on a stock exchange and does not hold assets in a fiduciary capacity for a broad group of outsiders. An entity may elect to apply this Standard for reporting periods beginning on or after 1 January 2027. Earlier application is permitted.

Amendments to IFRS 10 and IAS 28 Sale or Contribution of Assets between an Investor and its Associate or Joint Venture, were issued by the IASB in September 2014, and addressed and acknowledged an inconsistency between the requirements in IFRS 10 Consolidated Financial Statements and those in IAS 28 Investments in Associates and Joint Ventures, in dealing with the sale or contribution of assets between an investor and its associate or joint venture. The main consequence of the amendments is that a full gain or loss is recognized when a transaction involves a business (whether it is housed in a subsidiary or not). A partial gain or loss is recognized when a transaction involves assets that do not constitute a business, even if these assets are housed in a subsidiary. In December 2015, the IASB decided to postpone the effective date of these amendments indefinitely. Entities are required to apply these amendments prospectively to the sale or contribution of assets occurring in annual periods beginning on or after a date to be determined by the IASB. Earlier application is permitted. If an entity applies these amendments earlier, it shall disclose that fact.

Amendments to IFRS 9 and IFRS 7 Contracts Referencing Nature-dependent Electricity, were issued by the IASB in December 2024, to help companies report the financial effects of nature-dependent electricity contracts, which are often structured as power purchase agreements. Nature-dependent electricity contracts help companies to secure their electricity supply from sources such as wind and solar power. The amount of electricity generated under these contracts can vary based on uncontrollable factors such as weather conditions. Current accounting requirements may not adequately capture how these contracts affect a company’s performance. These amendments are required to be applied for annual reporting periods beginning on or after 1 January 2026. Companies can apply the amendments earlier.

Amendments to IFRS 19 Subsidiaries without Public Accountability: Disclosures, were issued by the IASB in August 2025, and included reduced disclosure requirements for other Standards or amendments issued up to February 2021. The newly issued amendments to IFRS 19 help eligible subsidiaries by reducing disclosure requirements for Standards and amendments issued between February 2021 and May 2024, specifically: (i) IFRS 18 Presentation and Disclosure in Financial Statements; (ii) Supplier Finance Arrangements (Amendments to IAS 7 and IFRS 7); (iii) International Tax Reform—Pillar Two Model Rules (Amendments to IAS 12); (iv) Lack of Exchangeability (Amendments to IAS 21); and (v) Amendments to the Classification and Measurement of Financial Instruments (Amendments to IFRS 9 and IFRS 7). With these amendments, IFRS 19 reflects the changes to IFRS Accounting Standards that take effect up to January 1, 2027, when IFRS 19 will be applicable.

Amendments to IAS 21 Translation to a Hyperinflationary Presentation Currency, were issued by the IASB in November 2025 and clarify how companies should translate financial statements from a non-hyperinflationary currency into a hyperinflationary one. These amendments require an entity to translate amounts from a functional currency that is the currency of a non-hyperinflationary economy to a presentation currency that is the currency of a hyperinflationary economy using the closing rate at the date of the most recent statement of financial position. The amendments to IAS 21 The Effect of Changes in Foreign Exchange Rates are effective for annual periods beginning on or after January 1, 2027, with early application permitted.